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                                                                    EXHIBIT 25.1



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) __________

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                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


                  New York                               13-5160382
      (Jurisdiction of incorporation                  (I.R.S. employer
       if not a U.S. national bank)                  identification no.)

     48 Wall Street, New York, New York                     10286
  (Address of principal executive offices)                (Zip Code)

                      SERVICE CORPORATION INTERNATIONAL
             (Exact name of obligor as specified in its charter)

                   Texas                                 74-1488375
      (State or other jurisdiction of                 (I.R.S. employer
       incorporation or organization)                identification no.)

             1929 Allen Parkway
                Houston, TX                                 77019
  (Address of principal executive offices)                (Zip Code)


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                           Senior Debt Securities*
                     (Title of the indenture securities)
        *Specific title(s) to be determined in connection with sale(s)
                          of Senior Debt Securities

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                                    GENERAL

ITEM 1. General Information.

                 Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

 Superintendent of Banks of the State of  2 Rector Street, New York, N.Y. 10006,
 New York                                 and Albany, N.Y. 12203
 Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
 Federal Deposit Insurance Corporation    Washington, D.C. 20549
 New York Clearing House Association      New York, N.Y.

         (b)     Whether it is authorized to exercise corporate trust powers:

                 Yes.

ITEM 2. Affiliations with Obligor

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None. (See Note on page 2.)

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ITEM 16. List of Exhibits:

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

1. -  A copy of the Organization Certificate of The Bank of New York
      (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. - A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. -  The consent of the Trustee required by Section 321(b) of the Act. (See
      Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)





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                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of October, 1994.

                                        The Bank of New York

                                        By: /s/ Robert F. McIntyre

                                            Robert F. McIntyre
                                            Assistant Vice President




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